FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                     Date of Report:  April 17, 2008
                        (Date of Earliest Event Reported)

                                Pricester.com, Inc.
             (Exact name of registrant as specified in its charter)

      Nevada                        333-118993                41-2137356
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)


3900 Hollywood Blvd.
Suite 203
Hollywood, FL 33021

            (Address of principal executive offices (zip code)

                            (954) 272-1200
        (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14-2(b))

___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated June 29, 2006
Exhibit 99.2 - Press Release dated August 15, 2006
Exhibit 99.3 - Press Release dated September 28, 2006
Exhibit 99.4 - Press Release dated October 10, 2006
Exhibit 99.5 - Press Release dated January 17, 2007
Exhibit 99.6 - Press Release dated March 1, 2007
Exhibit 99.7 - Press Release dated March 5, 2007
Exhibit 99.8 - Press Release dated March 8, 2007
Exhibit 99.9 - Press Release dated March 16, 2007
Exhibit 99.10 - Press Release dated March 23, 2007
Exhibit 99.11 - Press Release dated March 29, 2007
Exhibit 99.12 - Press Release dated April 4, 2007
Exhibit 99.13 - Press Release dated April 13, 2007
Exhibit 99.14 - Press Release dated April 17, 2007
Exhibit 99.15 - Press Release dated May 1, 2007
Exhibit 99.16 - Press Release dated May 3, 2007
Exhibit 99.17 - Press Release dated May 8, 2007
Exhibit 99.18 - Press Release dated May 9, 2007
Exhibit 99.19 - Press Release dated May 9, 2007
Exhibit 99.20 - Press Release dated May 10, 2007
Exhibit 99.21 - Press Release dated June 6, 2007
Exhibit 99.22 - Press Release dated June 28, 2007
Exhibit 99.23 - Press Release dated July 17, 2007
Exhibit 99.24 - Press Release dated August 9, 2007
Exhibit 99.25 - Press Release dated October 22, 2007
Exhibit 99.26 - Press Release dated November 13, 2007
Exhibit 99.27 - Press Release dated November 14, 2007
Exhibit 99.28 - Press Release dated January 28, 2008
Exhibit 99.29 - Press Release dated January 30, 2008
Exhibit 99.30 - Press Release dated February 2, 2008
Exhibit 99.31 - Press Release dated February 6, 2008
Exhibit 99.32 - Press Release dated February 13, 2008
Exhibit 99.33 - Press Release dated February 21, 2008
Exhibit 99.34 - Press Release dated February 27, 2008
Exhibit 99.35 - Press Release dated March 11, 2008
Exhibit 99.36 - Press Release dated March 17, 2008
Exhibit 99.37 - Press Release dated March 19, 2008
Exhibit 99.38 - Press Release dated March 24, 2008
Exhibit 99.39 - Press Release dated April 7, 2008
Exhibit 99.40 - Press Release dated April 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pricester.com, Inc.


By:      /s/Edward C. Dillon
         ------------------------
         Edward C. Dillon
         Chief Executive Officer


Dated:  April 17, 2008